Ex-99.h.2.ii

AMENDMENT NO. 32
to
SCHEDULE A
of
DELAWARE INVESTMENTS FAMILY OF FUNDS FUND ACCOUNTING AGREEMENT

     Delaware Group Adviser Funds
     Delaware Diversified Income Fund
     Delaware U.S. Growth Fund

     Delaware Group Cash Reserve
     Delaware Cash Reserve Fund

     Delaware Group Equity Funds I
     Delaware Balanced Fund

     Delaware Group Equity Funds II
     Delaware Large Cap Value Fund
     Delaware Value Fund

     Delaware Group Equity Funds III
     Delaware American Services Fund
     Delaware Small Cap Growth Fund
     Delaware Trend Fund

     Delaware Group Equity Funds IV
     Delaware Growth Opportunities Fund
     Delaware Large Cap Growth Fund

     Delaware Group Equity Funds V
     Delaware Dividend Income Fund
     Delaware Small Cap Core Fund
     Delaware Small Cap Value Fund

     Delaware Group Foundation Funds
     Delaware Aggressive Allocation Portfolio
     Delaware Conservative Allocation Portfolio
     Delaware Moderate Allocation Portfolio

     Delaware Group Global & International Funds
     Delaware Emerging Markets Fund
     Delaware Global Value Fund
     Delaware International Value Equity Fund

     Delaware Group Government Fund
     Delaware American Government Bond Fund
     (To be renamed Delaware Core Plus Bond Fund
     January 31, 2007)
     Delaware Inflation Protected Bond Fund

     Delaware Group Income Funds
     Delaware Corporate Bond Fund
     Delaware Delchester Fund
     Delaware Extended Duration Bond Fund
     Delaware High-Yield Opportunities Fund

     Delaware Group Limited-Term Government Funds
     Delaware Limited-Term Government Fund

     Delaware Group State Tax-Free Income Trust
     Delaware Tax-Free Pennsylvania Fund

     Delaware Group Tax Free Fund
     Delaware Tax-Free USA Fund
     Delaware Tax-Free USA Intermediate Fund

     Delaware Group Tax Free Money Fund
     Delaware Tax-Free Money Fund

     Delaware Investments Municipal Trust
     Delaware Tax-Free Florida Insured Fund

     Delaware Pooled Trust
     The All-Cap Growth Equity Portfolio
     The Core Focus Fixed Income Portfolio
     The Core Plus Fixed Income Portfolio
     The Emerging Markets Portfolio
     The Global Real Estate Securities Portfolio
     The Focus Smid-Cap Growth Equity Portfolio
     The Global Fixed Income Portfolio
     The High-Yield Bond Portfolio
     The Intermediate Fixed Income Portfolio
     The International Equity Portfolio
     The International Fixed Income Portfolio
     The Labor Select International Equity Portfolio
     The Large-Cap Growth Equity Portfolio
     The Large-Cap Value Equity Portfolio
     The Mid-Cap Growth Equity Portfolio
     The Real Estate Investment Trust Portfolio
     The Real Estate Investment Trust Portfolio II
     The Small-Cap Growth Equity Portfolio

     The Smid-Cap Growth Equity Portfolio

     Delaware VIP Trust
     Delaware VIP Balanced Series
     Delaware VIP Capital Reserves Series
     Delaware VIP Cash Reserve Series
     Delaware VIP Diversified Income Series
     Delaware VIP Emerging Markets Series
     Delaware VIP Global Bond Series
     Delaware VIP Growth Opportunities Series
     Delaware VIP High Yield Series
     Delaware VIP International Value Equity Series
     Delaware VIP REIT Series
     Delaware VIP Select Growth Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series

     Voyageur Insured Funds
     Delaware Tax-Free Arizona Insured Fund
     Delaware Tax-Free Minnesota Insured Fund

     Voyageur Intermediate Tax Free Funds
     Delaware Tax-Free Minnesota Intermediate Fund

     Voyageur Mutual Funds
     Delaware Minnesota High-Yield Municipal Bond Fund
     Delaware National High-Yield Municipal Bond Fund
     Delaware Tax-Free California Fund
     Delaware Tax-Free Idaho Fund
     Delaware Tax-Free New York Fund

     Voyageur Mutual Funds II
     Delaware Tax-Free Colorado Fund

     Voyageur Mutual Funds III
     Delaware Large Cap Core Fund
     Delaware Select Growth Fund

     Voyageur Tax Free Funds
     Delaware Tax-Free Minnesota Fund

Dated as of January 9, 2007

DELAWARE SERVICE COMPANY, INC.		DELAWARE GROUP ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS I
By:	/s/ Richard Salus	DELAWARE GROUP EQUITY FUNDS II
Name:	Richard Salus	DELAWARE GROUP EQUITY FUNDS III
Title:	Senior Vice President/Chief Financial	DELAWARE GROUP EQUITY FUNDS IV
	Officer	DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX FREE FUND
DELAWARE GROUP TAX-FREE MONEY FUND
DELAWARE INVESTMENTS MUNICIPAL TRUST
DELAWARE POOLED TRUST
DELAWARE VIP TRUST
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS

		By:	/s/ Patrick P. Coyne
		Name:	Patrick P. Coyne
		Title:	President/Chief Executive Officer